[LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP]

April 30, 2025

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Morgan Stanley Portfolios, Series 81 Amendment No. 1 to the Registration Statement on Form S-6 (No. 333-285632)

Ladies and Gentlemen:

On behalf of Morgan Stanley Smith Barney LLC, as depositor, sponsor and principal underwriter of Morgan Stanley Portfolios, Series 81 (the "Trust"), we hereby transmit for filing under the Securities Act of 1933 (the "Act") Amendment No. 1 to the Registration Statement on Form S-6 ("Amendment No. 1") which has been blacklined to reflect changes from the Registration Statement on Form S-6, which was filed with the Securities and Exchange Commission (the "Commission") on March 7, 2025 (accession number 0001104659-25-021611).

Changes in the Registration Statement's Prospectus reflect disclosure updates in response to comments provided by Commission's Staff in a letter dated April 7, 2025 and other minor alterations; the completion of the Statement of Condition and the Report of the Independent Registered Public Accounting Firm; the dates of record, distribution and evaluation; and a list of the deposited securities that will comprise the Trust's portfolio.

The Trust Agreement was entered into today and Securities (as defined in the Trust Indenture) have been deposited with the trustee. Accordingly, we respectfully request that the Commission grant acceleration of the effective date of Amendment No. 1 so that it may become effective as early as practicable on Wednesday, April 30, 2025. A request for acceleration has been filed along with Amendment No. 1.

We have appreciated the courtesy and cooperation of the members of the staff of the Commission. If you have any questions regarding the foregoing, please do not hesitate to contact me at (202) 373-6173.

Very truly yours,

/s/ CHRISTOPHER D. MENCONI

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